UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 27, 2007
GENESIS ENERGY, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12295 (Commission File Number)	76-0513049 (I.R.S. Employer Identification No.)

500 Dallas, Suite 2500, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
(713) 860-2500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On November 27, 2007, Genesis Energy, L.P. obtained a consent from Deloitte & Touche, LLP to the incorporation by reference in Registration Statement No. 333-126482 on Form S-3 of their report on the financial statements of the Combined Davison Entities and Fuel Masters, LLC included in the Form 8-K/A which was dated as of, and filed on, October 10, 2007. Additionally Deloitte & Touche, LLP gave consent to be referenced as “Experts” in the prospectus which is part of such registration statement.
On November 27, 2007, Genesis Energy, L.P. obtained a consent from KPMG LLP to the incorporation by reference in Registration Statement No. 333-126482 on Form S-3 of their report on the financial statements of TDC, L.L.C. included in the Form 8-K/A which was dated as of, and filed on, October 10, 2007.
These consents are included as exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits
23.1	Consent of Deloitte & Touche, LLP

23.2	Consent of KPMG LLP
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)
	By:	GENESIS ENERGY, INC., as General Partner

Date: November 27, 2007	By:	/s/ Ross A. Benavides
Ross A. Benavides
Chief Financial Officer